                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 28th day of October, 1994.


                              /s/ STEVEN E. ANDERSON
                              --------------------------
                              Name:   Steven E. Anderson
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of November, 1994.


                              /s/ HORST HINRICHS
                              --------------------------
                              Name:   Horst Hinrichs
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 5th day of November, 1994.


                              /s/ GEORGE H. KERCKHOVE
                              ---------------------------
                              Name:   George H. Kerckhove
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of November, 1994.


                              /s/ SHIGERU MIZUSHIMA
                              --------------------------
                              Name:   Shigeru Mizushima
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of November, 1994.


                              /s/ FRANK T. NICKELL
                              --------------------------
                              Name:   Frank T. Nickell
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 3rd day of November, 1994.


                              /s/ ROGER W. PARSONS
                              --------------------------
                              Name:   Roger W. Parsons
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 1st day of November, 1994.


                              /s/ D. M. RODERICK
                              --------------------------
                              Name:   D. M. Roderick
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of November, 1994.


                              /s/ JOHN RUTLEDGE
                              --------------------------
                              Name:   John Rutledge
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 3rd day of November, 1994.


                              /s/ JOSEPH SCHUCHERT
                              --------------------------
                              Name:   Joseph Schuchert
                              Title:  Director

                               POWER OF ATTORNEY


          The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Jaqua, Richard
A. Kalaher and Israel Stein, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to 17,000,000 shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), such Shares to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or any duly authorized committee thereof; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of November, 1994.


                              /s/ J. DANFORTH QUAYLE
                              --------------------------
                              Name:   J. Danforth Quayle
                              Title:  Director




                                       2